Exhibit 99.2

Codan Services Limited

Clarendon House, 2 Church Street, P.O. Box HM 1022, Hamilton HM DX, Bermuda

Telephone: (441) 295 5950  Facsimile: (441) 292 4720  E-Mail: info@cdp.bm

1 December 2004

BY HAND

The Registrar of Companies	DIRECT LINE:	441-299-4959
Government Administration Building	E-MAIL:	ajdill@cdp.bm
30 Parliament Street	OUR REF:	353370/ajd/66065/dlj
Hamilton	YOUR REF:	EC 29761
Bermuda

Dear Sirs,

Foster Wheeler Ltd (the “Company”)

We hereby file in accordance with Section 45(3) of The Companies Act, 1981, the required memoranda in respect of the following:-

i.	Reduction of authorized capital from US$161,500,000 to US$1,615,000;
ii.	Increase of authorized capital from US$1,615,000 to US$14,774,089.57;
iii.	Reduction of authorized capital from US$14,774,089.57 to US$752,954.4785

Please find attached the requisite filing fees totaling $210.00 for the above three transactions.  Also attached is a copy of the Legal Notice in connection with the above.

We look forward to receipt of the Registrar’s confirmation of the above amendments to the Company’s Authorized Capital in due course.

Yours faithfully

For and on behalf of

CODAN SERVICES LIMITED

/s/ Andre J. Dill
Andre J. Dill
Manager

Encl.

BERMUDA • BRITISH VIRGIN ISLANDS • CAYMAN ISLANDS • GUERNSEY • HONG KONG • LONDON

FORM NO. 8

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF REDUCTION OF SHARE CAPITAL OF
FOSTER WHEELER LTD.

(hereinafter referred to as “the Company”)

DEPOSITED in the office of the Registrar of Companies on the 1st day of December 2004, in accordance with the provisions of section 46(5) of the Companies Act 1981.

Minimum Share Capital of the Company	US$	12,000

Authorised Share Capital of the Company	US$	161,500,000

Share Capital of the Company as last previously determined	US$	161,500,000

Reduction of Share Capital as authorised by a resolution passed at a general meeting of the Company on the 29th day of November, 2004.	US$	159,885,000

AUTHORISED SHARE CAPITAL AS REDUCED	US$	1,615,000

IT IS HEREBY CONFIRMED that all the provisions of section 46 of the Companies Act 1981 have been complied with by the Company.

/s/ Andre J. Dill
Secretary

DATED THIS 1st day of December, 2004.

Foster Wheeler Ltd.

SECRETARY’S CERTIFICATE

I, Andre J. Dill, Secretary of Foster Wheeler Ltd. (the “Company”), DO HEREBY CERTIFY that the excerpt of a resolution of the Shareholders of the Company attached hereto and marked “A” is an excerpt of a resolution that was duly adopted by the Shareholders of the Company on 29 November 2004, that such resolution remains valid, in full force and effect at the date hereof in the same form and has not been altered in any way since such date.

By:	/s/ Andre J. Dill
Andre J. Dill

Dated: This 29th November 2004

“A”

“That - the authorized share capital of the Company be reduced from US$161,500,000 divided into 160,000,000 common shares of par value US$1.00 each and 1,500,000 preferred shares of par value US$1.00 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$1,615,000 divided into 160,000,000 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each....”

FORM NO. 7

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF INCREASE OF SHARE CAPITAL OF

Foster Wheeler Ltd.

(hereinafter referred to as “the Company”)

DEPOSITED in the office of the Registrar of Companies on the 1st day of December 2004, in accordance with the provisions of section 45(3) of the Companies Act 1981.

Minimum Share Capital of the Company	US$	12,000

Authorised Share Capital of the Company	US$	1,615,000

Increase of Share Capital as authorised by a resolution passed at a general meeting of the Company on the 29th day of November, 2004	US$	13,159,089.57

Authorised Share Capital as Increased:	US$	14,774,089.57

/s/ Andre J. Dill
Secretary

DATED THIS 1st day of December, 2004.

Foster Wheeler Ltd.

SECRETARY’S CERTIFICATE

I, Andre J. Dill, Secretary of Foster Wheeler Ltd. (the “Company”), DO HEREBY CERTIFY that the excerpt of a resolution of the Shareholders of the Company attached hereto and marked “A” is an excerpt of a resolution that was duly adopted by the Shareholders of the Company on 29 November 2004, that such resolution remains valid, in full force and effect at the date hereof in the same form and has not been altered in any way since such date.

By:	/s/ Andre J. Dill
Andre J. Dill

Dated: This 29th November 2004

“A”

“That - the authorized capital of the Company be increased by US$13,159,089.057, from US$1,615,000 to US$14,774,089.57, by the creation of an additional 1,315,908,957 common shares of par value US$0.01 each, ranking pari passu with the existing common shares of the Company, such that the Company shall have a total of 1,475,908,957 common shares of par value US$0.01 each.

That - the 1,475,908,957 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,447.85 common shares of par value US$0.20 each.”

FORM NO. 8

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF REDUCTION OF SHARE CAPITAL OF
FOSTER WHEELER LTD.

(hereinafter referred to as “the Company”)

DEPOSITED in the office of the Registrar of Companies on the 1st day of December 2004, in accordance with the provisions of section 46(5) of the Companies Act 1981.

Minimum Share Capital of the Company	US$	12,000

Authorised Share Capital of the Company	US$	14,774,089.57

Share Capital of the Company as last previously determined	US$	14,774,089.57

Reduction of Share Capital as authorised by a resolution passed at a general meeting of the Company on the 29th day of November, 2004.	US$	14,021,135.0915

AUTHORISED SHARE CAPITAL AS REDUCED	US$	752,954.4785

IT IS HEREBY CONFIRMED that all the provisions of section 46 of the Companies Act 1981 have been complied with by the Company.

/s/ Andre J. Dill
Secretary

DATED THIS 1st day of December, 2004.

Foster Wheeler Ltd.

SECRETARY’S CERTIFICATE

I, Andre J. Dill, Secretary of Foster Wheeler Ltd. (the “Company”), DO HEREBY CERTIFY that the excerpt of a resolution of the Shareholders of the Company attached hereto and marked “A” is an excerpt of a resolution that was duly adopted by the Shareholders of the Company on 29 November 2004, that such resolution remains valid, in full force and effect at the date hereof in the same form and has not been altered in any way since such date.

By:	/s/ Andre J. Dill
Andre J. Dill

Dated: This 29th November 2004

“A”

“That - the authorized share capital of the Company be reduced from US$14,774,089.57 divided into 73,795,447.85 common shares of par value US$0.20 each and 1,500,000 preferred shares of par value US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$752,954.4785 divided into 73,795,447.85 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each....”

BERMUDA SUN • NOVEMBER 5, 2004

LEGAL NOTICES

LEGAL NOTICE

IN THE MATTER OF THE COMPANIES ACT 1981
(the “Act”)

AND

IN THE MATTER OF FOSTER WHEELER LTD.

(the “Company”)

NOTICE OF REDUCTION OF AUTHORISED SHARE CAPITAL

NOTICE IS HEREBY GIVEN, pursuant to Section 46(2)(a) of the Act, that the Company proposes:

(a)          to reduce the amount of its authorised share capital from US$161,500,000, divided into 160,000,000 common shares of par value US$1.00 each and 1,500,000 preferred shares of par value US$1.00 each, to US$1,615,000, divided into 160,000,000 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each (the “First Capital Reduction”); an

(b)         immediately following the effectiveness of the following:

(i)             the First Capital Reduction;

(ii)          an increase of the amount of its authorised share capital from US$1,615,000 to US$14,774,089.57 by the creation of an additional 1,315,908,957 common shares of par value US$0.01 each in the authorised capital of the Company (the “Capital Increase”); and

(iii)       a proposed consolidation of its common shares of par value US$0.01 each, on a 1-for-20 basis, into 73,795,447.85 common shares of par value US$0.20 each (the “Common Share Consolidation”);

to reduce the amount of its authorised share capital from US$14,774,089.57, divided into 73,796,447.86 common shares of par value US$0.20 each and 1,500,000 preferred shares of par value US$0.01 each, to US$762,954.4785, divided into 73,795,447.85 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each (the “Second Capital Reduction”).

The First Capital Reduction will take effect on the date on which resolutions are passed by the shareholders of the Company to approve the First Capital Reduction and the Capital Increases at the annual and special general meeting of the Company convened for 29 November 2004 (or such other date to which the said meeting may be duly postponed of adjourned).

The Second Capital Reduction will take effect, immediately following the effectiveness of the First Capital Reduction, the Capital Increase and the Common Share Consolidation, on the date or which a resolution is passed by the shareholders of the Company to approve the Second Capital Reduction at the annual and special general meeting of the Company convened for 29 November 2004 (or such other date to which the said meeting may be duly postponed or adjourned).  The Capital Increase and the Common Share Consolidation (in that order) will take effect on the date on which a resolution is passed by the common shareholders of the Company to approve the Common Share Cosolidation at the special general meeting of common shareholders of the Company convened for 29 November 2004 (or such other date to which the said meeting may be duly postponed or adjourned) and a resolution is passed by the shareholders of the Company to approve the Capital Increase and the Common Share Consolidation at the annual and special general meeting of the Company convened for 29 November 2004 (or such other date to which the said meeting may be duly postponed or adjourned).

The Company has mailed to shareholders and filed with the SEC a proxy statement in connection with the meetings of shareholders to approve the above noted reductions of capital, which shareholders are urged to read because it will contain important information.  The proxy statement and any other relevant documents may be obtained free of charge at the SEC’s web site at www.sec.gov.  Free copies of the Company’s SEC filings may be obtained at the Company’s investor relations website, www.fwc.com, under the heading “Investor Relations,” by selecting the heading “SEC Filings.” The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies for the general meetings.  For their names and their interests in the Company, please refer to the proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003.

Conyers Dill & Pearman

Attorneys to the Company

Dated this 5th day of November, 2004.

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